 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 17, 2015

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INFINERA CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
140 Caspian Court
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)
(408) 572-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On September 17, 2015, Rajal M. Patel was appointed to serve as a member of the Board of Directors (the “Board”) of Infinera Corporation (the “Company”) effective as of September 17, 2015. Mr. Patel will serve as a Class I Director (with a term expiring at the 2017 Annual Meeting of Stockholders) until his successor is duly elected and qualified or his earlier death, resignation or removal. There are no arrangements or understandings between Mr. Patel and any other persons pursuant to which Mr. Patel was appointed a director of the Company. There are also no family relationships between Mr. Patel and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Patel will receive compensation for his service on the Board in accordance with the Company’s standard compensatory arrangements for non-employee directors. As part of this compensation, Mr. Patel is eligible to receive an initial award of restricted stock units equal to $165,000 in value based on the fair market value of Company common stock as reported on the NASDAQ Stock Market. This initial award will vest annually over three years. In addition, Mr. Patel will also be eligible to receive the annual award of restricted stock units equal to $110,000 in value based on the fair market value of Company common stock as reported on the NASDAQ Stock Market. This annual award will vest on the date of the next annual meeting of stockholders. Mr. Patel will also enter into a director indemnification agreement with the Company in the form previously filed with the Securities and Exchange Commission.
A copy of the Company’s September 21, 2015 press release announcing Mr. Patel’s appointment to the Board is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Infinera Corporation dated September 21, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: September 21, 2015	By:	/s/ JAMES L. LAUFMAN
James L. Laufman Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Infinera Corporation dated September 21, 2015.